UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Proxy Voting Information

Special Meeting of Shareholders of Invesco V.I. Core Bond Fund and Invesco V.I. S&P 500 Index Fund

March 31, 2022 at 2:00 p.m. Central Time

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds’ shareholders, employees, and community, the Meeting will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders will need to follow the instructions found on the proxy card and/or voting instruction card and in the proxy statement/prospectus. The Meeting will begin promptly at 2:00 p.m. Central Time. The Funds encourage you to access the Meeting prior to the start time leaving ample time for the check in. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Funds will be able to participate in the Meeting.

The proxy statement/prospectus was mailed on or about February 7, 2022 to shareholders of record as of the close of business on December 31, 2021 for the Funds. The purpose of the proxy statement/prospectus is for each Fund to vote on a proposal to approve an agreement and plan of reorganization that provides for the reorganization of the Fund. The proxy statement/prospectus contains detailed information about the proposal for each Fund for which votes or voting instructions have been solicited. You can also access the proxy statement/prospectus, common questions regarding each Fund’s proposal, and each Fund’s annual and semi-annual reports by clicking on the Fund name listed below.

Invesco V.I. Core Bond Fund

Invesco V.I. S&P 500 Index Fund

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

If you have any questions...

If you have questions about the Fund’s proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CDT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare, Inc., may contact you to remind you to exercise your right to vote.

Proxy Information by Fund

A Special Meeting of Shareholders of Invesco V.I. Core Bond Fund and Invesco V.I. S&P 500 Index Fund which will be held on March 31, 2022 at 2:00 p.m. Central Time Online Via Live Webcast

Invesco V.I. Core Bond Fund

1.	Please read the proxy statement/prospectus in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the joint proxy statement/prospectus. (PDF)

3.

You may cast your vote by visiting the website listed on your proxy card and/or voting instruction card. Have your proxy card and/or voting instruction card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco V.I. S&P 500 Index Fund

1.	Please read the proxy statement/prospectus in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement/prospectus. (PDF)

3.

You may cast your vote by visiting the website listed on your proxy card and/or voting instruction card. Have your proxy card and/or voting instruction card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

QUESTIONS & ANSWERS FOR:

INVESCO V.I. CORE BOND FUND

We encourage you to read the proxy statement/prospectus in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement/prospectus.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement/prospectus and on your proxy card and/or voting instruction card and provide the 14-digit control number found on your proxy card and/or voting instruction card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco V.I. Core Bond Fund (the “Target Fund”) into Invesco V.I. Core Plus Bond Fund (the “Acquiring Fund”), each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), including: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (each, a “Reorganization”).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 31, 2022 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card and/or voting instruction card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 31, 2022 at 2:00 p.m. Central Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement/prospectus.

QUESTIONS & ANSWERS FOR:

INVESCO V.I. S&P 500 INDEX FUND

We encourage you to read the proxy statement/prospectus in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement/prospectus.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement/prospectus and on your proxy card and/or voting instruction card and provide the 14-digit control number found on your proxy card and/or voting instruction card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco V.I. S&P 500 Index Fund (the “Target Fund”) into Invesco V.I. Equally-Weighted S&P 500 Fund (the “Acquiring Fund”), each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), including: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (each, a “Reorganization”).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 31, 2022 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card and/or voting instruction card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 31, 2022 at 2:00 p.m. Central Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement/prospectus.

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for Invesco V.I. Core Bond Fund and Invesco V.I. S&P 500 Index Fund taking place on March 31, 2022, Press 1.

If you plan to attend the Special Meeting of Shareholders for Invesco V.I. Core Bond Fund and Invesco V.I. S&P 500 Index Fund, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Shareholder Meeting, which is currently scheduled for 2:00 p.m. Central Time on March 31, 2022 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating in the virtual meeting.

             INVESCO Funds WO # 32472—TOUCH-TONE TELEPHONE VOTING SCRIPT                ** PROXY CARD **                IVR Revision 01/13/2022                                                   WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:                                  THE INITIAL PROMPT:                 “Thank you for calling the proxy voting line.                 Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.                 On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”                                  AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:                 “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”                                  THEN YOU HEAR:                 “Thank you. Please hold while I validate those numbers.”                                  IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:                 “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”                                                   IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:                 “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise,                 remain on the line and I’ll take you through the voting process again...”                                  IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:                 “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front                 of you to follow along. Okay, let’s begin…”                THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:                 “PROPOSAL1:    [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1;    AGAINST Press 2;    Or to ABSTAIN Press 3”                 OR    MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1;    AGAINST on ALL HOLDINGS, Press 2;                ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”                 WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:                 “FOR HOLDING 1: To vote FOR Press 1;    AGAINST Press 2;    Or to ABSTAIN Press 3”                 “FOR HOLDING 2: To vote FOR Press 1;    AGAINST Press 2;    Or to ABSTAIN Press 3”                 The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…                                  WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:                 “Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”                                   IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:                  “Please note your vote will be cast automatically should you decide to hang up during the summary.”                  “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]                  AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:                 “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”                                   IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:                  “(Okay) Please hold while I record your vote.”                 THEN THEY HEAR:                  “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.                  I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change                  your vote. If you need to vote again, press one now.”                                  IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:                  “Okay, lets change your vote.” [The system then prompts the voting options again.]                                   AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:                  “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice                  there’s a shaded box with a 14 digit number inside. Please enter that number now.”                                  IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:                 “Thank you for voting, goodbye.”

INVESCO WO # 32472 - TOUCH-TONE TELEPHONE VOTING SCRIPT ** VOTING INSTRUCTION CARD ** IVR Revision 01/13/2022 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-866-298-8476, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” THEN MATCHING THE SHAREHOLDER’S VOTING INSTRUCTION CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL: “PROPOSAL1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:                  “Okay, you’ve finished voting but your vote has not yet been recorded.”                 “To hear a summary of how you voted, press 1; To record your vote, Press 2.”                                   IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:                  “Please note your vote will be cast automatically should you decide to hang up during the summary.”                  “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]                  AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:                 “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”                                   IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:                  “(Okay) Please hold while I record your vote.”                 THEN THEY HEAR:                  “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice.                  I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change                  your vote. If you need to vote again, press one now.”                                  IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:                  “Okay, lets change your vote.” [The system then prompts the voting options again.]                                   AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:                  “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice                  there’s a shaded box with a 14 digit number inside. Please enter that number now.”                                  IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:                 “Thank you for voting, goodbye.”

Computershare proxydirect

Funds
Invesco V.I. Core Bond Fund
Invesco V.I. S&P 500 Index Fund

Proposals

1	To approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of each Target Fund into the corresponding Acquiring Fund (each, an "Acquiring Fund" and together, the "Acquiring Funds"), each a series of the Trust, including: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (each, a "Reorganization").	**Fund Specific Vote**
	Invesco V.I. Core Bond Fund	○ For ○ Against ○ Abstain
	Invesco V.I. S&P 500 Index Fund	○ For ○ Against ○ Abstain

If you have questions regarding the voting process, please call
1-877-456-7881

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